SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                            EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 1, 2004


                                 ZANETT, INC.

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              (Exact name of registrant as specified in charter)


         Delaware                    0-27068                56-4389547
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(State or other jurisdiction  (Commission File Number)    IRS Employer
   of incorporation                                     Identification No.)


135 East 57th Street, 15th Floor, New York, NY                    10022
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(Address of principal executive offices)                      (Zip Code)


Registrant?s telephone number, including area code         (212)-980-4600
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        (Former name or former address, if changed since last report)



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Item 8.01 Other Events

On September 1, 2004 Back Bay Technologies, Inc.("BBT"), a member of the Zanett Inc. ("Zanett") IT Commonwealth (tm), today announced it has expanded its partnership with Sun Microsystems to provide strategic assessments and custom-built solutions architected on the Sun(tm) Java Enterprise System for organizations in the capital markets, insurance, healthcare, and manufacturing industries. Additionally, Back Bay Technologies has been appointed to the Sun National Advisory Council, a group of U.S. channel partners that advises Sun on its partner policies and programs and is instrumental in driving major changes and process improvements across Sun. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ZANETT, INC.


Date: September 1, 2004                   by:   /s/ Jack M. Rapport
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                                          Name:  Jack M. Rapport
                                          Title: Chief Financial Officer


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                                     Exhibit Index


Exhibit No.                           Description
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99.1            Press release, dated September 1, 2004, entitled "Sun
                Microsystems Partnership Expanded by Back Bay Technologies.